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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) SEPTEMBER 4, 1997
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                          MEDSTONE INTERNATIONAL, INC.
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                 (Exact Name of Issuer as Specified in Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        0-16752                                            66-0439440
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                 100 COLUMBIA, SUITE 100, ALISO VIEJO, CA 92656
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                    (Address of Principal Executive Offices)

                                 (714) 448-7700
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              (Registrants's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         1)       PMA Submission for Non-invasive Gallstone Treatment
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         On September 4, 1997, the Company announced that it has submitted an application for a pre-market approval (PMA) with the U.S. Food & Drug Administration (FDA) to treat gallstones using the Company's non-invasive lithotripter in conjunction with Actigall(R), a gallstone dissolution medication from Novartis Pharmaceuticals Corporation.

         The submission is based on an analysis of clinical trials for Actigall monotheraphy and separate clinical trials for combination therapy with lithotripter and Actigall. An analysis of these separate trials indicates that the combination therapy of a device and drug can speed up clearance of the gallstones and result in higher success rates when compared to drug therapy alone.

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                                    EXHIBITS

NUMBER            DESCRIPTION                                               PAGE NO.
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
99.1              Press Release                                                5
                  "Medstone Submits PMA for Non-Invasive Gallstone
                   Treatment"

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    MEDSTONE INTERNATIONAL, INC.


Dated:   September 4, 1997                          By:   \s\ Mark Selawski
                                                       -------------------------
                                                       Mark Selawski
                                                       Chief Financial Officer

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